                                                                   EXHIBIT 10.3


                         VERITAS PARTICIPATION AGREEMENT
                                 FIRST AMENDMENT

        This FIRST AMENDMENT (this "Agreement") dated as of September 27, 2001, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation, as lessee (the "Lessee", or the "Construction Agent"), the various parties thereto from time to time, as guarantors (the "Guarantors"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Owner Trustee", the "Borrower" or the "Lessor"), the various banks and other lending institutions which are parties thereto from time to time as holders of certificates issued with respect to the VS Trust 2000-2 and lenders (individually, a "Holder" or a "Lender" and collectively "Holders" or "Lenders"), ABN AMRO BANK N.V., as agent (the "Agent") for the Lenders and the Holders as of the date hereof signatory hereto. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in Appendix A to the Participation Agreement (as defined below).

                                    RECITALS:

        A. The Lessee, the Guarantors, the Lessor, the Lenders, the Holders and the Agent are parties to that certain Participation Agreement, dated as of July 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"); and

        B. The parties desire to amend certain provisions of the Participation Agreement on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

        1. Amendments. The Participation Agreement is hereby amended as follows:

           (a) Clauses (i), (ii), (iii), (iv), (v) and (vi) of Section 8.3A(a) of the Participation Agreement are hereby amended by deleting said clauses in their entirety and replacing them with the following:

                (a) Information Covenants. The Credit Parties will furnish, or cause to be furnished, to the Agent on behalf of the Lenders:

                        (i) Annual Financial Statements. As soon as available,
                and in any event within 90 days after the close of each fiscal year of the Lessee, a consolidated balance sheet and income statement of the Credit Parties and their Consolidated Subsidiaries as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Credit Parties and their Consolidated Subsidiaries as a going concern or any other material qualifications or exceptions.

                        (ii) Quarterly Financial Statements. As soon as
                available, and in any event within 45 days after the close of each fiscal quarter of the Credit Party (other than the fourth fiscal quarter, in which case 90 days after the end thereof) a consolidated balance sheet and income statement of the Credit Parties and their Consolidated Subsidiaries as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Lessee to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Credit Parties and their Consolidated Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                        (iii) Officer's Certificate. At the time of delivery of
                the financial statements provided for in Sections 8.3A(a)(i) and 8.3A(a)(ii) above, a certificate of the chief financial officer of the Lessee substantially in the form of Schedule 8.3A(a)(iii), (i) demonstrating compliance with the financial covenants contained in Section 8.3(h) by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

                        (iv) Intentionally Omitted.

                        (v) Accountant's Certificate. Within 120 days after the
                close of each fiscal year of the Lessee, a certificate of the accountants conducting the annual audit specifying the nature and extent of any Default or Event of Default that they have become aware of in their course of review (and, if the accountants are not aware of any Default or Event of Default, no such certificate is required).

                        (vi) Auditor's Reports. Promptly upon receipt thereof, a
                copy of any other report or "management letter" submitted by independent accountants to the Parent or any of its Consolidated Subsidiaries in connection with any special audit of the books of such Person.

                (b) Clause (x) of Section 8.3A(a) of the Participation Agreement is hereby amended by deleting said clause in its entirety and replacing it with the following:

                        (x) Other Information. With reasonable promptness upon
                any such request, such other instruments, agreements, certificates, opinions, statements, documents and other information regarding the business, operations, properties or financial condition of a Credit Party and any of its Consolidated Subsidiaries as the Agent or the Majority Secured Parties from time to time may reasonably request.

                (c) Section 8.3A(h) of the Participation Agreement is hereby amended by deleting said Section in its entirety and replacing it with the following:

                (h) Financial Covenants.

                        (i) Leverage Ratio. The Leverage Ratio, as of the last
                day of each fiscal quarter of the Lessee, shall be less than or equal to:

                                (A) From and including September 30, 2001 to and
                        including June 30, 2002, 2.75 to 1.0;

                                (B) From July 1, 2002 to and including September
                        30, 2003, 2.50 to 1.0; and

                                (C) From October 1, 2003 and thereafter, 2.0 to
                        1.0.

                        (ii) EBITDA. EBITDA, for each period set forth below, as
                shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 8.3A(a)(i), shall not be less than (i) $400,000,000 for the twelve month period ending September 30, 2001, (ii) $500,000,000 for each twelve month period ending December 31, 2001 and March 31, 2002, (iii) $525,000,000 for each twelve month period ending June 30, 2002 and September 30, 2002, and (iv) $600,000,000 for
                each twelve month period ending as of December 31, 2002 and each March 31, June 30, September 30 and December 31 thereafter.

                        (iii) Quick Ratio. The Quick Ratio, as of the last day
                of each fiscal quarter of the Lessee, shall be greater than or equal to 1.20 to 1.0.

                (d) Section 8.3A of the Participation Agreement is hereby amended by inserting a new Section 8.3A(i) as follows:

                        (i) Annual Meeting. No later than ninety (90) days after
                the end of each fiscal year of Lessee, Lessee will hold an annual meeting with Agent, Lessor, Lenders and Holders during which Lessee will review with Agent, Lessor, Lenders and Holders the business plans and financial projections of the Lessee for the then-current fiscal year.

                (e) Clauses (iii) and (iv) of Section 8.3B(a) of the Participation Agreement are hereby amended by deleting said clauses in their entirety and replacing them with the following:

                        (iii) purchase money Indebtedness (including obligations
                in respect of Capital Leases) hereafter incurred by a Credit Party or any of its Consolidated Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for all such Persons taken together incurred in any fiscal year of Lessee shall not exceed $80,000,000, (ii) the total of all such Indebtedness for all such Persons taken together (including any such Indebtedness referred to in Section 8.3B(a)(ii) above) shall not exceed $160,000,000 at any one time outstanding; (iii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iv) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                        (iv) other unsecured Indebtedness (exclusive of
                Indebtedness permitted under subsection (v) and subsection (vi) of this Section 8.3B(a)) of the Credit Parties and their Consolidated Subsidiaries in an aggregate amount not to exceed the sum of $725,000,000 plus twenty percent (20.0%) of Tangible Net Worth as of the last day of the immediately preceding fiscal quarter, on terms and conditions satisfactory in form and substance to the Majority Secured Parties; provided, however, the amount of Indebtedness permitted under this subsection (iv) shall be reduced by an amount equal to the sum of (a) the aggregate outstanding Loans, plus (b) the aggregate outstanding Holder Advances, plus

                (c) accrued and unpaid Interest or Holder Yield due and owing on such Loans or Holder Advances, plus (d) any other amounts due and owing by the Lessee or the Construction Agent to any Person under any Operative Agreement, plus (e) any Indebtedness outstanding and all other amounts due and owing by any Credit Party under the Minnesota Lease Financing and the Mountain View Lease Financing, plus (f) any Indebtedness outstanding and all other amounts due and owing by any Credit Party under the Revolving Credit Agreement;

                (f) Section 8.3B(a) of the Participation Agreement is hereby further amended by (i) deleting the word "and" at the end of clause
        (vii) of said Section; (ii) renumbering clauses (vii) and (viii) as clauses (ix) and (x), respectively; and inserting new clauses (vii) and
        (viii) as follows:


                                (vii) Indebtedness of a Credit Party and its
                        Consolidated Subsidiaries arising from the endorsement of instruments for collection in the ordinary course of business (other than any such Indebtedness arising under any asset securitization program);


                                (viii) Indebtedness of a Credit Party and its
                        Consolidated Subsidiaries with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business in an aggregate outstanding principal amount not to exceed $50,000,000 at any time; and

                (g) Section 8.3B(m) of the Participation Agreement is hereby amended by deleting said Section in its entirety and replacing it with the following:

                        (m) Sale Leasebacks. No Credit Party will, nor will it
                permit any of its Consolidated Subsidiaries to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capitalized Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which such Credit Party or any of its Consolidated Subsidiaries has sold or transferred or is to sell or transfer to a Person which is not a Credit Party or any of its Consolidated Subsidiaries or (b) which a Credit Party or any of its Consolidated Subsidiaries intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Credit Party or its Consolidated Subsidiaries to another Person which is not a Credit Party or any of its Consolidated Subsidiaries in connection with such lease (any such transaction being a "Sale-Leaseback Transaction"); provided, however that the Credit Parties and their

                Consolidated Subsidiaries may enter into a Sale-Leaseback Transaction to the extent that the aggregate amount of the sales proceeds of the properties subject to all Sale-Leaseback Transactions does not exceed an amount equal to the sum of $100,000,000 plus ten percent (10.0%) of Tangible Net Worth as of the last day of the fiscal quarter immediately preceding such Sale-Leaseback Transaction.

                (h) Appendix A to the Participation Agreement is hereby amended by deleting clause (vii) of the defined term "Permitted Investments" in its entirety and replacing it with the following:

                        (vii) Investments in any other Person, provided that the
                aggregate outstanding amount of all such Investments shall not exceed an amount equal to the sum of $175,000,000 plus ten percent (10.0%) of Tangible Net Worth as of the last day of the immediately preceding fiscal quarter; and

                (i) Appendix A to the Participation Agreement is hereby further amended by (i) deleting the word "and" at the end of clause (j) of the defined term "Permitted Liens"; (ii) renumbering clause (k) of such definition as clause (l); and (iii) inserting a new clause (k) to such definition as follows:

                        (l) additional Liens provided that the Indebtedness
                secured thereby is permitted under Section 8.3B(a) to the Participation Agreement and the aggregate principal amount of the Indebtedness secured thereby does not exceed an amount equal to the sum of $100,000,000 plus ten percent (10.0%) of Tangible Net Worth as of the last day of the immediately preceding fiscal quarter; and

                (j) Appendix A to the Participation Agreement is hereby further amended by deleting the defined term "Revolving Credit Agreement" in its entirety and replacing it with the following:

                        "Revolving Credit Agreement" means the Amended and
                Restated Revolving Credit Agreement dated as of September 27, 2001 among the Lessee, the various parties thereto from time to time as guarantors, the Administrative Agent for the Lenders, the "Documentation Agent" thereunder and the "Syndication Agent" thereunder, together with any Exhibits and Schedules thereto.

                (k) Appendix A to the Participation Agreement is hereby further amended by inserting the new defined term "Tangible Net Worth" as follows:

                "Tangible Net Worth" means, as of any date, shareholders' equity or net worth of the Credit Parties and their Consolidated Subsidiaries on a consolidated basis minus goodwill, patents, trade names, trademarks, copyrights, franchises, organizational expense, deferred expenses and other assets in each case as are shown as "intangible assets" on a balance sheet of the Credit Parties and their Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        2. Representation and Warranties. Each Credit Party hereby represents and warrants to the Agent, the Lessor, the Lenders and the Holders that the following are true and correct on the date of this Agreement and that, after giving effect to the amendments set forth in Section 1 above, the following will be true and correct on the Effective Date (as defined below);

                (a) The representations and warranties of the Credit Parties set forth in Section 6 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                (b) No Default has occurred and is continuing; and

                (c) Each of the Operative Documents to which any Credit Party is a party is in full force and effect as to such Credit Party.

        3. Effective Date. The amendments effected by Section 1 above shall become effective as of the date of this Agreement (the "Effective Date"), subject to (a) receipt by McGuireWoods LLP ("MW"), counsel to the Agent, of a copy of this Agreement duly executed by the Lessee, each Guarantor, the Majority Secured Parties, the Lessor and the Agent, and (b) receipt by the Agent, on behalf of each individual Lender and Holder that executes this Amendment and delivers an executed copy of this Amendment to MW on or prior to the Effective Date, of a non-refundable amendment fee payable to each such Person in an amount equal to 0.10% of each such Person's respective Commitment or Holder Commitment, as applicable.

        4. Miscellaneous.

                (a) Except as specifically waived and amended above, the Participation Agreement and each of the Appendices, Schedules and Exhibits thereto shall remain in full force and effect and the Participation Agreement is hereby ratified and confirmed in all respects.

                (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                (c) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

        5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.



                             VERITAS SOFTWARE GLOBAL CORPORATION,
                             as Lessee

                             By:     /s/ KEVIN OLSON
                                   --------------------------------------------
                             Name:   Kevin Olson
                                   --------------------------------------------
                             Title:  Treasurer
                                   --------------------------------------------



                             VERITAS SOFTWARE CORPORATION,
                             as a Guarantor

                             By:     /s/ KEVIN OLSON
                                   --------------------------------------------
                             Name:   Kevin Olson
                                   --------------------------------------------
                             Title:  Treasurer
                                   --------------------------------------------



                             VERITAS OPERATING CORPORATION,
                             as a Guarantor

                             By:     /s/ KEVIN OLSON
                                   --------------------------------------------
                             Name:   Kevin Olson
                                   --------------------------------------------
                             Title:  Treasurer
                                   --------------------------------------------



                             VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor

                             By:     /s/ KEVIN OLSON
                                   --------------------------------------------
                             Name:   Kevin Olson
                                   --------------------------------------------
                             Title:  Treasurer
                                   --------------------------------------------



                             VERITAS SOFTWARE TECHNOLOGY HOLDING CORPORATION, as a Guarantor
                             By:     /s/ KEVIN OLSON
                                   --------------------------------------------
                             Name:   Kevin Olson
                                   --------------------------------------------
                             Title:  Treasurer
                                   --------------------------------------------

                             ABN AMRO BANK N.V.,
                             as Administrative Agent and as a Lender

                             By:     /s/ MARIA VICKROY-PERALTA
                                   --------------------------------------------
                             Name:   Maria Vickroy-Peralta
                                   --------------------------------------------
                             Title:  Group Vice President
                                   --------------------------------------------


                             By:     /s/ XIAOCHUAN ZHANG
                                   --------------------------------------------
                             Name:   Xiaochuan Zhang
                                   --------------------------------------------
                             Title:  Assistant Vice President
                                   --------------------------------------------

                             CREDIT SUISSE FIRST BOSTON,
                             as a Lender and as Documentation Agent

                             By:     /s/ ROBERT HETU
                                   --------------------------------------------
                             Name:   Robert Hetu
                                   --------------------------------------------
                             Title:  Director
                                   --------------------------------------------


                             By:     /s/ MARK HERON
                                   --------------------------------------------
                             Name:   Mark Heron
                                   --------------------------------------------
                             Title:  Asst. Vice President
                                   --------------------------------------------



                             CREDIT LYONNAIS LOS ANGELES BRANCH,
                             as a Lender and as Syndication Agent

                             By:     /s/ DIANNE M. SCOTT
                                   --------------------------------------------
                             Name:   Dianne M. Scott
                                   --------------------------------------------
                             Title:  Senior Vice President & Manager
                                   --------------------------------------------



                             THE FUJI BANK, LTD., as a Lender

                             By:     /s/ MASAHITO FUKUDA
                                   --------------------------------------------
                             Name:   Masahito Fukuda
                                   --------------------------------------------
                             Title:  Senior Vice President and Group Head
                                   --------------------------------------------



                             AIB INTERNATIONAL FINANCE, as a Lender

                             By:     /s/ RONAN O'NEILL
                                   --------------------------------------------
                             Name:   Ronan O'Neill
                                   --------------------------------------------
                             Title:  Director
                                   --------------------------------------------



                             DEUTSCHE BANK AG NEW YORK BRANCH AND/OR
                             CAYMAN ISLANDS BRANCH, as a Lender

                             By:     /s/ CHRISTOPH A. KOCH
                                   --------------------------------------------
                             Name:   Christoph A. Koch
                                   --------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------


                             By:     /s/ ALEXANDER KAROW
                                   --------------------------------------------
                             Name:   Alexander Karow
                                   --------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------

                             SUMITOMO MITSUI BANKING CORPORATION
                             f/k/a the Sumitomo Bank, Limited, as a Lender

                             By:     /s/ AZAR SHAKERI
                                   --------------------------------------------
                             Name:   Azar Shakeri
                                   --------------------------------------------
                             Title:  Vice President and Manager
                                   --------------------------------------------



                             COMERICA BANK - CALIFORNIA, as a Lender

                             By:     /s/ ROBERT E. WAYS
                                   --------------------------------------------
                             Name:   Robert E. Ways
                                   --------------------------------------------
                             Title:  Assistant Vice President
                                   --------------------------------------------



                             FLEET NATIONAL BANK, as a Lender

                             By:     /s/ WILLIAM S. ROWE
                                   --------------------------------------------
                             Name:   William S. Rowe
                                   --------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------



                             WELLS FARGO BANK N.A., as a Lender
                                   --------------------------------------------
                             By:
                                   --------------------------------------------
                             Name:
                                   --------------------------------------------
                             Title:
                                   --------------------------------------------



                             FBTC LEASING CORP., as a Lender

                             By:     /s/ VICTOR MORA
                                   --------------------------------------------
                             Name:   Victor Mora
                                   --------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------



                             KEYBANK NATIONAL ASSOCIATION, as a Lender

                             By:     /s/ JULIEN MICHAELS
                                   --------------------------------------------
                             Name:   Julien Michaels
                                   --------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------

                             BNP PARIBAS, as a Lender

                             By:     /s/ JAMES F. MCCANN
                                   --------------------------------------------
                             Name:   James F. McCann
                                   --------------------------------------------
                             Title:  Director
                                   --------------------------------------------

                             By:     /s/ H. HIRO EBIHARA
                                   --------------------------------------------
                             Name:   H. Hiro Ebihara
                                   --------------------------------------------
                             Title:  Associate
                                   --------------------------------------------

                             THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                             as a Lender

                             By:     /s/ MASAO NAKAGAWA
                                   --------------------------------------------
                             Name:   Masao Nakagawa
                                   --------------------------------------------
                             Title:  Senior Vice President & Senior Manager
                                   --------------------------------------------


                             WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), not individually, bus solely as the Owner Trustee under the VS Trust 2000-2

                             By:
                                   --------------------------------------------
                             Name:
                                   --------------------------------------------
                             Title:
                                   --------------------------------------------

                             ABN AMRO LEASING, INC., as a Holder

                             By:     /s/ ELIZABETH R. MCCLELLAN
                                   --------------------------------------------
                             Name:   Elizabeth R. McClellan
                                   --------------------------------------------
                             Title:  Vice President



                             CREDIT SUISSE LEASING 92A, L.P.,
                             as a Holder

                             By:    /s/ RICHARD O'DAY
                                   --------------------------------------------
                             Name:  Richard O'Day
                                   --------------------------------------------
                             Title: Director
                                   --------------------------------------------


                             By:    /s/ CARL WEATHERLEY-WHITE
                                   --------------------------------------------
                             Name:  Carl Weatherley-White
                                   --------------------------------------------
                             Title: Director
                                   --------------------------------------------



                             CREDIT LYONNAIS LEASING CORPORATION, as a Holder

                             By:    /s/ L.M. WERTHEIM
                                   --------------------------------------------
                             Name:  L.M. Wertheim
                                   --------------------------------------------
                             Title: President
                                   --------------------------------------------

                             FBTC LEASING CORP., as a Holder

                             By:     /s/ VICTOR MORA
                                   --------------------------------------------
                             Name:   Victor Mora
                                   --------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------